Exhibit 32

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Corridor Ventures I Acquisition Corp. (the “Company”) for the quarter ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Yang Lin, President (Principal Executive Officer) and Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1, 2012

By:        /s/Yang Lin
Name:   Yang Lin
Title:     CEO and CFO
              Principal Executive Officer
              Principal Financial Officer